UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 23, 2016 (December 20, 2016)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The employment agreement by and among Caesars Entertainment Corporation (the “Company”), the Chairman of the Board of Directors of the Company (the “Board”), Gary Loveman, and certain other parties (the “Employment Agreement”), dated December 21, 2014, is scheduled to terminate on December 31, 2016.  Following the termination of his Employment Agreement, Mr. Loveman will no longer be an employee of the Company, but will continue to serve as Chairman of the Board of the Company.  On December 20, 2016, the Human Resources Committee of the Board of Directors of the Company authorized the making of certain payments and acceleration of certain equity awards, described below, in connection with the scheduled termination of the Employment Agreement.

On February 4, 2015, in connection with a transition of the role of Chief Executive Officer and President of the Company from Mr. Loveman to Mark Frissora, the Company, Mr. Loveman and certain other parties thereto entered into a letter agreement (the “Letter Agreement”) pursuant to which Mr. Loveman could, at any time after February 4, 2015, (i) terminate his employment with the Company upon 30 days’ written notice and (ii) following receipt of such notice by the Company, receive certain severance payments and other employee and fringe benefits as though his employment had been terminated by the Company for Cause or he had resigned his employment for Good Reason (as such terms are defined in the Employment Agreement).

The Human Resources Committee determined that Mr. Loveman would receive the following benefits in connection with the termination of the Employment Agreement: (A) payment of an annual bonus at target in the amount of $3,250,000, which amount shall paid on or before December 29, 2016, and (B) acceleration of any and all unvested equity awards granted pursuant to the Caesars Equity Plans. Delivery of shares issuable in connection with certain equity grants shall be subject to a delay required pursuant to section 409A of the Internal Revenue Code of 1986, as amended.

All other rights, benefits, and obligations that survive the expiration of the Employment Agreement shall continue in full force and effect in accordance with their terms.

The foregoing summary is qualified in its entirety by the specific terms of the Loveman Employment Agreement and Letter Agreement attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Number         Description

10.1             Employment Agreement made as of December 21, 2014, between Caesars Entertainment
Corporation, a Delaware corporation, Caesars Enterprise Services, LLC, and, for certain purposes specified herein, only, Caesars Acquisition Company, and Gary W. Loveman (Incorporated by reference as filed on Form 10-K on March 16, 2015 as Exhibit 10.91).

10.2             Letter Agreement, dated February 4, 2015, among Caesars Entertainment Corporation, Caesars
Enterprise Services, LLC, Caesars Acquisition Company and Gary Loveman (Incorporated by
reference as filed on Form 10-Q on August 6, 2015 as Exhibit 10.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2016	CAESARS ENTERTAINMENT CORPORATION

By: /s/ Scott E. Wiegand
Scott E. Wiegand
Senior Vice President, Deputy General Counsel
and Corporate Secretary

EXHIBIT LIST

Number         Description

10.1             Employment Agreement made as of December 21, 2014, between Caesars Entertainment
Corporation, a Delaware corporation, Caesars Enterprise Services, LLC, and, for certain purposes specified herein, only, Caesars Acquisition Company, and Gary W. Loveman (Incorporated by reference as filed on Form 10-K on March 16, 2015 as Exhibit 10.91).

10.2             Letter Agreement, dated February 4, 2015, among Caesars Entertainment Corporation, Caesars
Enterprise Services, LLC, Caesars Acquisition Company and Gary Loveman (Incorporated by
reference as filed on Form 10-Q on August 6, 2015 as Exhibit 10.4).